SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2010

HOPFED BANCORP, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	0-23667	61-1322555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4155 Lafayette Road, Hopkinsville, Kentucky 42240

(Address of Principal Executive Offices)

(270) 885-1171

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of the Company was held on May 19, 2010. At the Annual Meeting, (i) the persons listed below were elected to serve as directors of the Company, each for a term of three years, (ii) a non-binding resolution to approve executive compensation was approved, and (iii) a Certificate of Amendment to the Certificate of Incorporation to increase the authorized common stock from 7,500,000 shares to 15,000,000 shares was approved.

The Inspector of Election reported the vote of stockholders at the Annual Meeting as follows:

PROPOSAL I: ELECTION OF DIRECTORS

NAME	FOR	WITHHELD
Steve Hunt	1,708,767	62,721
Thomas I. Miller	1,709,119	62,369

There were 1,028,803 broker non-votes.

PROPOSAL II: NON-BINDING RESOLUTION TO APPROVE

COMPENSATION OF NAMED EXECUTIVE OFFICERS

The following is a record of the votes cast with respect to the proposal to approve the following resolution:

RESOLVED, that the stockholders of HopFed Bancorp, Inc. (the “Company”) approve the compensation of the Company’s executives named in the Summary Compensation Table of the Company’s Proxy Statement for the 2010 Annual Meeting of Stockholders, including the Compensation Discussion and Analysis, the compensation tables and the related disclosure in the Proxy Statement.

	Number of Shares	Percentage of Votes Cast
FOR	2,628,881	96.21%
AGAINST	105,431	3.79%
ABSTAIN	65,979	2.40%

PROPOSAL III: INCREASE AUTHORIZED COMMON STOCK

The following is a record of the votes cast with respect to the proposal to approve the following resolution:

RESOLVED, that the Certificate of Incorporation of the Corporation is hereby amended by amending and restating the first paragraph of ARTICLE V (“Capital Stock”) thereof to read in its entirety as follows:

“The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 15,500,000, of which 15,000,000 are to be shares of common stock, $.01 par value per share, and of which 500,000 are to be shares of serial preferred stock, $.01 par value per share. The shares may be issued by the Corporation from time to time as approved by the board of directors of the Corporation without the approval of the stockholders except as otherwise provided in this Article V or the rules of a national securities exchange if applicable. The consideration for the issuance of the shares shall be paid to or received by the Corporation in full before their issuance and shall not be less than the par value per share. The consideration for the issuance of the shares shall be cash, services rendered, personal property (tangible or intangible), real property, leases of real property or any combination of the foregoing. In the absence of actual fraud in the transaction, the judgment of the board of directors as to the value of such consideration shall be conclusive. Upon payment of such consideration such shares shall be deemed to be fully paid and nonassessable. In the case of a stock dividend, the part of the surplus of the Corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.”

	Number of Shares	Percentage of Outstanding Shares
FOR	2,149,191	59.80%
AGAINST	604,844	16.80%
ABSTAIN	46,256	1.29%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOPFED BANCORP, INC.

Dated: May 21, 2010	By:	/s/ John E. Peck
John E. Peck
President and Chief Executive Officer